Exhibit 99.1

Bluegreen Vacations Holding Corporation to be Acquired by Hilton Grand Vacations

BOCA RATON, Fla.— (BUSINESS WIRE) — Bluegreen Vacations Holding Corporation (NYSE: BVH) (OTCQX: BVHBB) (the “Company” or “Bluegreen Vacations”) announced today that it has entered into a definitive agreement to be acquired by Hilton Grand Vacations Inc. (NYSE: HGV) (“HGV”) for $75.00 per share in an all cash transaction, representing a total enterprise value of approximately $1.5 billion, inclusive of net debt.

Under the terms of the merger agreement, the Company’s stockholders will receive $75.00 in cash for each share of the Company’s Class A Common Stock and Class B Common Stock that they hold at the time of closing of the merger.

In the 1970’s, Alan B. Levan founded the predecessor to Bluegreen Vacations Holding Corporation, and it has been a diversified holding company for over 50 years. During that time, it previously held controlling interests in IRE Financial Corporation (former NYSE) (real estate funds), BankAtlantic (former NYSE) (100-branch bank), Levitt Corporation (former NYSE) (America’s oldest homebuilder), BBX Capital Corporation (Real Estate: multi-family housing, industrial, affordable housing; chocolate/confections; manufacturing) and more recently, became the holding company for Bluegreen Vacations in 2020. BBX Capital was spun out into a separate public company in 2020.

Bluegreen Vacations is well recognized as a leading vacation ownership company. With headquarters in Boca Raton, Florida, Bluegreen Vacations has 49 Club Resorts and 24 Associate Resorts. It proudly develops, markets, and operates a system of high-quality vacation ownership resorts in selected vacation destinations such as Orlando, Panama City Beach, Las Vegas, the Smoky Mountains, Myrtle Beach, Charleston, the Branson, Missouri area, Nashville and New Orleans, among others.

Alan Levan, the Company’s Chairman and Chief Executive Officer, said, “Today’s announcement represents another exciting chapter for Bluegreen Vacations. Combining with HGV will create an even more compelling vacation ownership offering, continuing to provide our owners and guests with enjoyable and unique experiences across a broader range of world-class destinations. I am extremely proud of the entire Bluegreen team for helping build Bluegreen into a leading vacation ownership company.”

“I’m excited to enhance the breadth and quality of our already best-in-class vacation ownership and experiences offering with the announcement of our agreement to acquire Bluegreen Vacations,” said Mark Wang, president and CEO of Hilton Grand Vacations. “Bluegreen Vacations has a strong track record of demonstrated organic growth, a dedicated customer base of more than 200,000 members, and boasts key lead-generating strategic partnerships that will broaden our reach and diversify our tour flow. Along with our long-standing relationship with Hilton, this highly complementary combination will also unlock additional upside by leveraging the infrastructure we have built over the past few years with the launch of the Hilton Vacation Club brand, our HGV Max membership offering, the HGV Ultimate Access experiential platform. I’m particularly excited about the opportunity to enter into a new relationship with Bass Pro Shops and its actively engaged, loyal community of outdoor enthusiasts. We’re confident that our members and guests will all significantly benefit from the combination of these exceptional organizations.”

Closing of the transaction is subject to the approval of the Company’s stockholders and other customary closing conditions, including regulatory approvals. Subject to the satisfaction of the closing conditions, the transaction is expected to close during the first half of 2024.

It is expected that HGV’s management team, including President and CEO Mark Wang, chief financial officer Dan Mathewes, and chief operating officer Gordon Gurnik, will continue to serve in their current roles in the combined company upon closing the transaction. The transaction is expected to increase HGV’s membership base from 525,000 to more than 740,000 owners and its resort portfolio from 150 to nearly 200 properties.

Credit Suisse Securities and Wells Fargo are acting as exclusive financial advisors to the Company, and Stearns, Weaver, Miller is acting as legal counsel. BofA Securities is acting as the exclusive financial advisor for HGV, and Alston & Bird LLP, Simpson Thacher & Bartlett LLP and Foley & Lardner LLP, are acting as legal counsel.

About Bluegreen Vacations Holding Corporation

Bluegreen Vacations Holding Corporation (NYSE: BVH; OTCQX: BVHBB) is a leading vacation ownership company that markets and sells vacation ownership interests and manages resorts in popular leisure and urban destinations. The Bluegreen Vacation Club is a flexible, points-based, deeded vacation ownership plan with 73 Club and Club Associate Resorts and access to nearly 11,600 other hotels and resorts through partnerships and exchange networks.

Forward-Looking Statements

This press release contains forward-looking statements. Forward-looking statements are based on current information and current expectations of management. Forward-looking statements are subject to substantial risks and uncertainties, many of which are beyond the Company’s control, which may cause actual results to differ materially from the results expressed or implied by the forward-looking statements. These risks and uncertainties include, but are not limited to, the possibility that the conditions to the closing of the transaction may not be satisfied, including the risk that required regulatory approvals may not be obtained, risks related to the ability of each party to consummate the transaction, uncertainties as to the timing of the consummation of the transaction, the risk that the transaction may not otherwise be consummated in accordance with the contemplated terms, or at all, potential litigation relating to the transaction, and the risk that the transaction, including the announcement or pendency of the transaction, may disrupt or otherwise adversely impact the Company’s business.. Reference is also made to the risks and uncertainties detailed in reports filed by the Company with the SEC, including the “Risk Factors” sections thereof, which may be viewed on the SEC’s website at www.sec.gov and on the Company’s website at www.bvhcorp.com. The Company cautions that the foregoing factors are not exclusive. The Company does not assume any obligation to update the forward-looking statements, including to reflect events that occur or circumstances that exist after the date hereof, except as required by law.

Additional Information and Where to Find It

This communication is being made in respect of the proposed acquisition of the Company. The proposed transaction will be submitted to the shareholders of the Company for their consideration at a special meeting of the Company’s shareholders. In connection with the proposed transaction, the Company will prepare a proxy statement to be filed with the SEC. Promptly after filing the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each shareholder of the Company entitled to vote at the special meeting to consider the transaction. The Company may also file with the SEC other documents regarding the proposed transaction. SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO, AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement, including all amendments and supplements thereto, and all other documents filed by the Company with the SEC, in each case, upon filing with the SEC, will be available, free of charge, on the SEC’s website at www.sec.gov and on the Company’s website at www.bvhcorp.com in the Investor Relations – Regulatory Filings section thereof. In addition, the Company’s shareholders may obtain free copies of the documents filed with by the Company with the SEC, including the proxy statement and all supplements and amendments thereto, when available, by directing a request by mail to Bluegreen Vacations Holding Corporation, Corporate Secretary, 4960 Conference Way North, Suite 100, Boca Raton, Florida 33431, or by phone at 561-912-8000.

Participant Information

The Company and its directors and executive officers may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is set forth in Amendment No. 1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on April 24, 2023. Additional information regarding persons who may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction will be contained in the proxy statement to be filed by the Company with the SEC.

Contact Info:

Bluegreen Vacations Investor Relations:

Sharon Stennett

954-399-7193

IR@BVHcorp.com

Bluegreen Vacations Media:

Kip Hunter

954-303-5551

Kip@kiphuntermarketing.com

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